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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 12, 2002
                 -----------------------------------------------
                Date of report (Date of Earliest Event Reported)




                        FBR ASSET INVESTMENT CORPORATION
             (Exact name of Registrant as specified in Its Charter)



          VIRGINIA                       01-15049                54-1873198
-------------------------------   -----------------------   --------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)






     Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
     ----------------------------------------------------------------------
             (Address of principal executive offices and zip code)


                                 (703) 469-1000
               --------------------------------------------------
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS.

         This report contains as an exhibit the Underwriting Agreement between FBR Asset Investment Corporation (the "Company"), on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and J.J.B. Hilliard, W.L. Lyons, Inc., a PNC Company, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand, in connection with (1) the sale of 4,800,000 shares of the Company's common stock, $0.01 par value per share, and
(2) the grant of an option to purchase all or any part of 720,000 additional shares of common stock to cover over-allotments, if any, pursuant to the Company's Prospectus Supplement dated January 28, 2002, and accompanying base Prospectus dated January 28, 2002, included as part of the Registration Statement on Form S-3 (No. 333-75408) filed with the Securities and Exchange Commission on December 21, 2001 and as amended on December 28, 2001 and the Registration Statement on Form S-3 (No. 333-76906) filed with the Securities and Exchange Commission on January 17, 2002 and as amended on January 22, 2002 (the "Registration Statements").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 1.1 Underwriting Agreement between FBR Asset Investment Corporation, on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and J.J.B. Hilliard, W.L. Lyons, Inc., a PNC Company, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FBR ASSET INVESTMENT CORPORATION


Date: February 12, 2002                     By:     /s/ Kurt R. Harrington
                                                  ---------------------------
                                                  Kurt R. Harrington
                                                  Chief Financial Officer

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                                LIST OF EXHIBITS

1.1 Underwriting Agreement between FBR Asset Investment Corporation, on the one hand, and Friedman, Billings, Ramsey & Co., Inc., Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and J.J.B. Hilliard, W.L. Lyons, Inc., a PNC Company, as Representatives for the Underwriters listed in Schedule I thereto, on the other hand.